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                                                                    Exhibit 99.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 905 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Communitycorp (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), Gwendlyn P. Bunton, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my Knowledge, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 12, 2002                             By:  /s/ Gwen P. Bunton
                                                      --------------------------
                                                        Gwen P. Bunton
                                                   Its: Chief Financial Officer